SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 19, 2004

STATER BROS. HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Commission file number 001-13222

Delaware (State or other jurisdiction of incorporation or organization)	33-0350671 (I.R.S. Employer Identification No.)

21700 Barton Road Colton, California (Address of principal executive offices)	92324 (Zip Code)

Registrant’s telephone number, including area code: (909) 783-5000

Item 7. Financial Statements and Exhibits.

The following material is being furnished as exhibits to this Current Report on Form 8-K.

(c)	Exhibits

99.1	Text of press release, dated August 18, 2004, entitled “Stater Bros. Reports Redemption of Remaining 10 3/4% Senior Notes”.

Item 9. Regulation FD Disclosure

On August 18, 2004, Stater Bros. Holdings Inc. issued a press release entitled “Stater Bros. Reports Redemption of Remaining 10 3/4% Senior Notes”. A copy of this press release is attached hereto and incorporate by reference as exhibit 99.1. The information contained in this 8-K document, including the exhibit herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise incorporated by reference in any filing pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this report, including the exhibit furnished herewith, is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stater Bros. Holdings Inc.

/s/ Phillip J. Smith

By:	Phillip J. Smith
Senior Vice President and Chief Financial Officer

Date: August 19, 2004

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Text of press release, dated August 18, 2004, entitled “Stater Bros. Reports Redemption of Remaining 10 3/4% Senior Notes”.